COLUMBIA FUNDS SERIES TRUST

Columbia Treasury Reserves

Supplement dated January 1, 2009 to the Prospectuses dated January 1, 2009

The Board of Trustees of Columbia Funds Series Trust (the “Trust”) has approved a temporary closing of Columbia Treasury Reserves (the “Fund”), a series of the Trust, to new investors and new accounts as well as to additional purchases by existing investors as of the close of business on January 5, 2009, subject to certain limited exceptions.

In connection with the above action, the prospectuses for all share classes of the Fund are hereby supplemented by including the following disclosure under the heading “Description of the Share Class – Share Class Features – Eligible Investors and Minimum Initial Investments” and under the heading “Opening an Account and Placing Orders – Buying Shares – Eligible Investors”:

As of the close of business on January 5, 2009 (the “Closing Date”), the Fund will close to new investors and new accounts as well as to additional purchases (including through exchanges) by existing investors, subject to the limited exceptions described below:

1.	Investors who have established a systematic investment plan, payroll deduction arrangement, dividend diversification, systematic exchange, automatic sweep arrangement or similar automatic or systematic arrangement to purchase Fund shares on or prior to the Closing Date will be able to make additional purchases of Fund shares pursuant to such arrangement.

2.	Fund shares will be issued in connection with the automatic reinvestment of any distributions of the Fund.

In the event that an order to purchase shares is received by the Fund or its transfer agent from a new or existing investor or new account that is not eligible to purchase shares, that order will be refused by the Fund or its transfer agent and any money that the Fund or its transfer agent received will be returned to the investor, account or selling agent, as appropriate. Selling and servicing agents are responsible for monitoring and applying these restrictions on new accounts, new purchases and additional purchases by their customers.

Shareholders should retain this Supplement for future reference.

INT-47/157313-1208